UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2017

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☒

ITEM 7.01.	REGULATION FD DISCLOSURE

On December 15, 2017, Newmark Group, Inc., a subsidiary of BGC Partners, Inc. (“BGC”) that holds BGC’s Real Estate Services business (“Newmark”), and BGC issued a press release announcing the pricing of Newmark’s initial public offering (“IPO”) of 20 million shares of Newmark’s Class A common stock at a price to the public of $14.00 per share, and certain other matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Discussion of Forward-Looking Statements

Statements in this document and the attached press release contain forward-looking statements that are subject to substantial risks and uncertainties. Any statements contained herein or therein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

Actual results and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to: the possibility that the IPO may disrupt or have an adverse effect on Newmark’s or BGC’s businesses; the expected timetable for completing the IPO and any potential distribution of shares of Newmark common stock to BGC’s stockholders (the “Distribution”); the possibility that the IPO or the Distribution will not be consummated within the anticipated timetable or at all, including as the result of regulatory, market and other conditions; the potential that Newmark and BGC will not realize all or any of the expected benefits of the separation of Newmark from BGC and the IPO; and the possibility that changes in interest rates, commercial real estate values, the regulatory environment, the effects of weather events or natural disasters, pricing or other competitive pressures, and other market conditions or factors could cause the results of Newmark or BGC to differ from the forward-looking statements contained or incorporated by reference herein. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s and BGC’s filings with the U.S. Securities and Exchange Commission. Except as required by law, Newmark and BGC undertake no obligation to update any forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

99.1	BGC Partners, Inc. and Newmark Group, Inc. press release dated December 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMARK GROUP, INC.

Date: December 15, 2017	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman

[Signature Page to Form 8-K re: press release relating to the pricing of the initial public offering of

Newmark Group, Inc.]